Item 1: Report to Shareholders

Personal Strategy Income Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Stronger stock markets during the first half of the Personal Strategy Funds’ fiscal year more than offset weakness over the second half, producing favorable returns for the 12-month period ended May 31, 2005. Even though the Federal Reserve raised short-term interest rates eight times since mid-2004, investment-grade bonds, particularly long-term issues, produced unexpectedly good returns in both periods. Non-U.S. equities in developed countries lagged their domestic counterparts in the last six months primarily because the U.S. dollar rebounded from multi-year lows, but they outperformed for the 12-month period. Your funds, aided by higher exposure to stocks, registered solid gains for the 12 months, but posted more modest gains for the six-month period.

MARKET ENVIRONMENT

Twelve months ago, strong U.S. economic growth and signs of rising inflation prompted the Federal Reserve to warn investors that it would soon begin raising rates from the low levels that had prevailed for several years. From June 2004 through May 2005, the central bank gradually lifted the federal funds target rate—an overnight intrabank lending rate—from a 46-year low of 1.00% to 3.00% in eight quarter-point increments. Despite these rate increases and higher oil prices, the economy expanded—albeit with some “soft patches.”

Money market yields, which closely track the fed funds rate, rose substantially during the last 12 months. In contrast, long-term interest rates declined, an unexpected development that Federal Reserve Chairman Alan Greenspan called a “conundrum.” As a result, the difference between short- and long-term interest rates significantly narrowed during our fiscal year, generating a flattened Treasury yield curve (a graphic depiction of the relationship between short- and longer-term yields).

Despite rising short-term rates in the U.S., bond returns were generally favorable in the last six months. Treasuries, investment-grade corporates, and mortgage-backed securities posted positive returns, while high-yield (below investment-grade) issues were relatively flat. For the 12-month period, bond returns were more robust. High-yield securities strongly outperformed, followed by investment-grade corporate bonds and Treasuries. Mortgage-backed securities trailed but still performed well.

U.S. stocks advanced over the last 12 months, overcoming concerns about high oil prices, rising interest rates, and periodic reports of slowing growth and job creation. Large-cap shares fared better than their small-cap counterparts in the last six months, but the reverse was true for the one-year period. Among large-cap stocks, value stocks outpaced growth for the 6- and 12-month periods.

Non-U.S. stocks in developed markets produced solid returns in local currency over the last six months. However, a stronger dollar during this period eroded returns to U.S. investors. Returns for the full year were strong in local currency and for U.S. investors. European shares fared better than Japanese stocks in both periods.

MAJOR INDEX RETURNS

Periods Ended 5/31/05	6 Months	12 Months

S&P 500 Stock Index	2.42%	8.23%
Dow Jones Wilshire
4500 Completion Index	3.31	13.81
MSCI EAFE Index	2.11	15.10
Lehman Brothers
U.S. Aggregate Index	2.90	6.82
Citigroup 3-Month
Treasury Bill Index	1.19	1.88
CS First Boston High Yield Index	0.60	9.97

Note: Unlike stocks and bonds, U.S. Treasuries are guaranteed as to the timely payment of principal and interest.

PERFORMANCE AND STRATEGY REVIEW

The funds’ investment committee meets on a monthly basis during the year to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund. Economic fundamentals and market conditions drive these allocation changes.

In the spring of 2004, the economy was showing signs of sustained recovery. We anticipated that the Fed would begin a tightening process, so we continued decreasing our allocation to bonds and increasing our holdings of stocks and cash. With stocks outperforming bonds for the 12-month period, the increased allocation to stocks was beneficial. In addition, by adding to our cash position, we were able to capture rising short-term yields.

Within our stock holdings, we reduced our allocation to small-caps and increased our large-cap allocation. We believed the strong multi-year rally in small-caps was losing its momentum and that small-cap valuations were no longer compelling. Our underweight in this sector was beneficial over the last six months as small-caps posted negative returns, although this underweight was a slight negative contributor over the full 12 months. We redirected assets from small-cap to our large-cap holdings, particularly large-cap growth stocks. With the economic recovery and corporate profit growth leveling off, we believed that investors would follow historical precedents and pay a premium for those high-quality large-cap companies whose earnings grow faster than the market. Our overweighting in large-cap growth holdings detracted slightly from the portfolios’ performance relative to their weighted benchmarks for the fiscal year.

Strong returns in non-U.S. markets in 2004 boosted the fund’s performance for the fiscal year. However, given several years of solid performance by non-U.S. equities and the prospects of formidable profit growth in U.S. companies, we reduced our allocation to non-U.S. equities in early 2005 and increased our purchases of U.S. equities, continuing a trend we began in 2004.

In anticipation of higher interest rates, we embarked on a defensive strategy with our fixed-income allocation. Over the past 12 months, we reduced the overall allocation of bonds, shortened maturities within the bond portfolio, and reduced our high-yield bond allocation in favor of investment-grade issues.

Among our major equity holdings, Microsoft, which maintains a large cash hoard even after distributing a $32 billion special dividend in late 2004, generates solid revenue and earnings and maintains its 60% operating margins. Nevertheless, it continues to trade at a discount relative to its peers. The company is no longer solely a software company. Microsoft has expanded into home entertainment with its Xbox video game console and is likely to solidify its presence with the 2007 release of its next generation software, Longhorn. Through its recent acquisitions, UnitedHealth Group has gained market share while maintaining a strong balance sheet. The company has diversified its revenue base and improved its operating margins. The economy’s recovery is improving fundamentals across General Electric’s business lines. The company’s largest businesses, power and aerospace, are poised to generate double-digit earnings per share growth during the next two years. Also, the health care division is introducing new products, and NBC/Universal is improving despite the loss of some key programs. Citigroup is benefiting from increased investment banking activity, continued credit improvements, below-average interest rate sensitivity, and prudent capital management. Historically, Tyco International has had strong underlying franchises and strong free cash flow. Its fire and security business is growing along with the margins. Late in the period, Tyco struggled with rising commodity prices and the weak European auto market. (Please refer to our portfolio of investments for a complete listing of the funds’ holdings and the amount each represents in the portfolios.)

PERSONAL STRATEGY INCOME FUND

The Personal Strategy Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund posted gains for the 6- and 12-month periods ended May 31, 2005, as shown in the table. The fund outpaced the Combined Index Portfolio benchmark and the Lehman Brothers U.S. Aggregate Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt relative results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Income Fund	1.92%	8.87%
Combined Index Portfolio *	2.51	7.39
Lehman Brothers
U.S. Aggregate Index	2.90	6.82

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

At the end of the period, 38.7% of the fund’s net assets were in bonds, representing a significant reduction from this time last year. Stock holdings were 46.6%, an increase from 12 months ago. Cash has increased to 14.7%, a three-percentage-point increase from a year ago. As mentioned in the Performance and Strategy Review section, we reduced our overall allocation of bonds in favor of stocks and cash. We also reduced the allocation of non-U.S. stocks and high-yield fixed-income securities, and we used the proceeds to increase our holdings in large-cap growth stocks.

PERSONAL STRATEGY BALANCED FUND

The Personal Strategy Balanced Fund’s investment objective is to generate the highest total return consistent with an equal emphasis on income and capital appreciation. The typical asset mix of securities is 60% stocks, 30% bonds, and 10% cash, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income Fund.

The Personal Strategy Balanced Fund posted gains for the six and 12 months ended May 31, 2005, as shown in the table. The fund out-paced the Combined Index Portfolio benchmark and the Merrill Lynch-Wilshire Capital Market Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt relative results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Balanced Fund	2.08%	10.53%
Combined Index Portfolio *	2.63	8.63
Merrill Lynch-Wilshire Capital
Market Index	2.64	8.56

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

Reflecting our decision to reduce fixed-income exposure, the fund’s bond allocation of 27.8% was significantly lower than 12 months ago. The fund’s cash position was increased to 5.5%, which is two percentage points more than at the end of May last year. During the year, as mentioned in the Performance and Strategy Review section, we reallocated our stock holdings, reducing small-cap and non-U.S. equity positions and supplementing our large-cap growth holdings.

PERSONAL STRATEGY GROWTH FUND

The Personal Strategy Growth Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bond and money market securities, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income and the Personal Strategy Balanced Funds.

The Personal Strategy Growth Fund posted gains for the six and 12 months ended May 31, 2005, as shown in the table. The fund handily outpaced the Combined Index Portfolio benchmark and the Merrill Lynch-Wilshire Capital Market Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity and large-cap value holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Growth Fund	2.10%	11.80%
Combined Index Portfolio *	2.74	9.84
Merrill Lynch-Wilshire Capital
Market Index	2.64	8.56

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

We made a few major changes in the fund’s allocations among stocks, bonds, and cash. Since the fund’s primary objective is growth, we maintain a large position in equities—86.2% at the end of this period compared to 85.0% a year ago. Our bond position of 11.4% remains identical to the allocation at the end of November, but it is smaller than the allocation we had in May 2004. Since November, we increased the fund’s small cash allocation to 2.4% in order to moderate the portfolio’s sensitivity and reap the benefits of the higher short-term interest rates. During the year, as mentioned in the Performance and Strategy Review section, we reallocated our stock holdings, reducing small-cap and non-U.S. equity positions and supplementing our large-cap growth holdings.

OUTLOOK

The Federal Reserve has not given any sign that it is about to change its policy and stop the measured, upward climb in short-term interest rates, and, therefore, it is quite likely that short-term rates will continue to rise. Determining when long-term rates begin to move in the same direction as short-term rates is an enigma that even Mr. Greenspan can’t seem to answer. We are not certain that the equity markets will outperform bonds or cash in the next three to six months, but we believe that equities will outperform bonds over the intermediate and longer terms, and hence our current overweighting in equities. With their varying investment objectives in mind, the funds also maintain solid allocations in fixed income and cash to dampen overall portfolio volatility and moderate risk. Investors should be well served by this fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III

Chairman of the funds’ Investment Advisory Committee

June 17, 2005

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes:

  Personal Strategy Income—40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).
  Personal Strategy Balanced—60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).
  Personal Strategy Growth—80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

CS First Boston High Yield Index: An unmanaged index constructed to mirror the high-yield debt market.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Dow Jones Wilshire 4500 Completion Index: An unmanaged index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those found in the S&P 500 Stock Index.

Dow Jones Wilshire 5000 Composite Index: An unmanaged index that tracks the performance of the most active stocks in the broad U.S. market.

PORTFOLIO HIGHLIGHTS

PORTFOLIO OVERVIEW
	Percent of		Percent of
	Net Assets		Net Assets
	5/31/05		5/31/05
Personal Strategy Income Fund

Reserves and Other	14.7%	Largest Stock Holdings:
		Microsoft	1.3%
Bonds	38.7	UnitedHealth Group	0.7
Stocks	46.6	Citigroup	0.7
		General Electric	0.7
Total	100.0%	Tyco International	0.6

Personal Strategy Balanced Fund

Reserves and Other	5.5%	Largest Stock Holdings:
		Microsoft	1.8%
Bonds	27.8	UnitedHealth Group	1.0
Stocks	66.7	Citigroup	1.0
		General Electric	1.0
Total	100.0%	Tyco International	0.9

Personal Strategy Growth Fund

Reserves and Other	2.4%	Largest Stock Holdings:
		Microsoft	2.3%
Bonds	11.4	UnitedHealth Group	1.3
Stocks	86.2	Citigroup	1.3
		General Electric	1.3
Total	100.0%	Tyco International	1.2

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Personal Strategy Income Fund	8.87%	6.10%	8.56%
Lehman Brothers U.S. Aggregate Index	6.82	7.73	6.85
Combined Index Portfolio *	7.39	3.74	7.63

*	An unmanaged portfolio composed of 40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index),40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Personal Strategy Balanced Fund	10.53%	5.67%	9.54%
Merrill Lynch-Wilshire Capital Market Index	8.56	1.91	8.75
Combined Index Portfolio *	8.63	2.64	8.47

*	An unmanaged portfolio composed of 60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index),30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Years	5 Years	10 Years
Personal Strategy Growth Fund	11.80%	4.80%	10.39%
Merrill Lynch-Wilshire Capital Market Index	8.56	1.91	8.75
Combined Index Portfolio *	9.84	1.43	9.21

*	An unmanaged portfolio composed of 80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE PERSONAL STRATEGY INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05

Actual	$1,000.00	$1,019.20	$3.88
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.09	3.88

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.77%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE PERSONAL STRATEGY BALANCED FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05

Actual	$1,000.00	$1,020.80	$4.43
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.54	4.43

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.88%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE PERSONAL STRATEGY GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,021.00	$4.99
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.00	4.99

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.99%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years
Personal Strategy Income Fund	8.12%	5.85%	8.47%
Combined Index Portfolio *	6.93	3.34	7.56
Lehman Brothers U.S. Aggregate Index	6.80	7.40	6.83
Personal Strategy Balanced Fund	9.34	5.38	9.40
Combined Index Portfolio *	7.91	2.14	8.37
Merrill Lynch-Wilshire Capital Market Index	7.79	1.32	8.61
Personal Strategy Growth Fund	10.19	4.55	10.19
Combined Index Portfolio *	8.85	0.84	9.08
Merrill Lynch-Wilshire Capital Market Index	7.79	1.32	8.61

*	For definitions of the Combined Index Portfolios, please see the glossary on page 8 of this report.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$13.92	$12.83	$12.87	$13.14	$13.00

Investment activities
Net investment income (loss)	0.35*‡	0.32*‡	0.35*‡	0.43*	0.52*
Net realized and unrealized
gain (loss)	0.87	1.10	(0.02)	(0.26)	0.31

Total from investment activities	1.22	1.42	0.33	0.17	0.83

Distributions
Net investment income	(0.34)	(0.32)	(0.37)	(0.44)	(0.53)
Net realized gain	(0.04)	(0.01)	–	–	(0.16)

Total distributions	(0.38)	(0.33)	(0.37)	(0.44)	(0.69)

NET ASSET VALUE
End of period	$14.76	$13.92	$12.83	$12.87	$13.14

Ratios/Supplemental Data
Total return^	8.87%*‡	11.20%*‡	2.80%*‡	1.40%*	6.54%*
Ratio of total expenses to
average net assets	0.76%*‡	0.75%*‡	0.80%*‡	0.90%*	0.90%*
Ratio of net investment
income (loss) to average
net assets	2.45%*‡	2.36%*‡	2.89%*‡	3.34%*	4.04%*
Portfolio turnover rate	83.7%¤	97.5%	108.5%	115.9%	79.8%
Net assets, end of period
(in thousands)	$413,543	$358,086	$293,775	$270,372	$246,144

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	See Note 4. Excludes expenses in excess of a 0.80% and 0.90% contractual expense limitation in effect through
9/30/06 and 5/31/02, respectively.
‡	See Note 4. Excludes expenses permanently waived of 0.04%, 0.05%, and 0.00% of average net assets for the years ended 5/31/05, 5/31/04, and 5/31/03, respectively, related to investments in T. Rowe Price Mutual Funds.
** Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see
Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the year ended May 31,
2005 would have been 74.0%.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)+	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 46.6%

CONSUMER DISCRETIONARY 6.5%

Auto Components 0.1%
Autoliv GDR (SEK) §	3,800	177
Bridgestone (JPY)	3,000	59
GKN (GBP)	13,602	62
Keystone Automotive *	1,700	34
Koito Manufacturing (JPY) §	9,000	97
Strattec Security *§	500	25
TRW *	1,600	33
		487
Automobiles 0.4%
Bayerische Motoren Werke (EUR)	3,585	156
Ford Motor §	53,800	537
Harley-Davidson	4,500	221
Honda (JPY)	2,100	104
Renault (EUR) §	1,828	157
Toyota Motor (JPY)	8,900	317
Winnebago §	200	6
		1,498
Distributors 0.0%
Cycle & Carriage (SGD)	2,753	20
Pacific Brands (AUD)	28,709	49
		69
Diversified Consumer Services 0.2%
Apollo Group, Class A *	9,400	738
Education Management *	700	23
		761
Hotels, Restaurants & Leisure 1.0%
Applebee's	1,875	51
BJ's Restaurants *§	1,200	22
Carnival	21,300	1,127
CEC Entertainment *	1,150	47
Great Wolf Resorts *§	800	18
Harrah's Entertainment	4,500	323
International Game Technology	20,700	583
Marriott, Class A	5,900	399
McDonald's	9,300	288
Mitchells & Butlers (GBP)	11,400	67
Panera Bread, Class A *§	1,200	76
PF Chang's China Bistro *§	1,000	59
Red Robin Gourmet Burgers *§	700	38
Ruby Tuesday §	1,100	28
Sonic *	2,987	102
Starbucks *	2,800	153
Starwood Hotels & Resorts Worldwide, Equity Units	10,900	610
Texas Roadhouse, Class A *§	200	6
The Cheesecake Factory *§	2,950	104
Whitbread (GBP)	3,420	57
Wynn Resorts *§	1,500	70
		4,228
Household Durables 0.6%
Fortune Brands	3,400	294
Goldcrest Company (JPY) §	1,500	74
Jarden *§	2,100	107
Newell Rubbermaid §	52,900	1,206
Persimmon (GBP)	6,735	92
Philips Electronics (EUR)	3,450	88
Pioneer (JPY) §	4,500	74
Sony (JPY)	5,900	221
THOMSON Multimedia (EUR) §	7,795	198
		2,354
Internet & Catalog Retail 0.2%
Amazon.com *§	8,800	312
eBay *	12,300	468
J. Jill Group *§	2,900	37
priceline.com *§	1,300	31
		848
Leisure Equipment & Products 0.2%
Brunswick	2,800	120
Eastman Kodak	18,800	494
MarineMax *§	1,400	39
Nikon (JPY)	4,000	45
Polaris Industries §	400	21
SCP Pool	1,968	70
Sega Sammy Holdings (JPY)	800	46
		835
Media 1.9%
Aegis Group (GBP)	60,069	107
Comcast, Class A *	39,811	1,282
Comcast, Special Class A *	23,900	756
Disney	32,100	881
Emmis Communications *	1,800	32
Entercom Communications *	1,200	40
Gestevision Telecino (EUR)	2,685	62
Getty Images *	500	37
Liberty Media, Class A *	28,100	292
McGraw-Hill	1,100	48
New York Times, Class A §	25,100	787
News Corp., Class A	40,300	650
Omnicom	3,600	295
Publicis (EUR)	4,621	136
Rogers Communications, Class B	900	27
Scholastic *	3,100	116
Scripps, Class A	9,900	506
Singapore Press (SGD)	15,500	40
Time Warner *	55,100	959
Viacom, Class B	23,228	797
WPP Group (GBP)	10,708	115
WPP Group ADR	1,100	58
Young Broadcasting *§	800	5
		8,028
Multiline Retail 0.7%
Big Lots *	2,200	28
Kohl's *	14,700	716
Nordstrom	14,800	903
Target	24,300	1,305
		2,952
Specialty Retail 1.1%
AC Moore Arts & Crafts *§	900	27
AnnTaylor Stores *§	4,700	121
Aoyama Trading (JPY)	1,400	34
Best Buy	9,850	536
Charles Voegele (CHF)	865	54
Christopher & Banks §	2,125	39
Dixons Group (GBP)	25,578	70
Esprit Holdings (HKD)	11,500	82
Gymboree *	2,400	32
Home Depot	61,300	2,412
Hot Topic *§	3,100	67
Kesa Electricals (GBP)	6,075	30
Linens 'n Things *	1,500	37
Monro Muffler Brake §	1,900	51
Nobia (SEK)	4,438	71
RadioShack	31,400	790
Select Comfort *§	1,400	34
The Finish Line, Class A §	1,200	24
Zumiez *§	600	15
		4,526
Textiles, Apparel, & Luxury Goods 0.1%
Adidas-Salomon (EUR)	526	88
Columbia Sportswear *§	1,200	54
Culp *§	700	3
Unifi *	1,200	4
Warnaco Group *	3,900	83
World (JPY)	1,700	56
		288
Total Consumer Discretionary		26,874

CONSUMER STAPLES 3.7%

Beverages 0.8%
Allied Domecq (GBP)	12,660	160
Asahi Breweries (JPY) §	5,000	61
Coca-Cola	43,800	1,955
Kirin Brewery (JPY) §	12,000	118
Lion Nathan (NZD)	17,038	98
PepsiCo	13,020	733
		3,125
Food & Staples Retailing 1.3%
Casey's General Stores §	5,900	107
Casino Guichard-Perrachon (EUR) §	1,830	137
Coles Myer (AUD)	8,809	61
CVS	35,500	1,947
J Sainsbury (GBP)	12,267	64
Matsumotokiyoshi (JPY)	2,300	60
METRO (EUR)	5,437	272
Organizacion Soriana, Series B (MXN) *	23,400	89
Performance Food Group *§	3,600	97
Sysco	11,200	416
Tesco (GBP)	23,237	133
Wal-Mart	33,800	1,596
Wal-Mart de Mexico, Series V (MXN)	40,000	151
Wild Oats Markets *§	2,700	30
York-Benimaru (JPY)	2,100	59
		5,219
Food Products 0.5%
American Italian Pasta, Class A §	1,000	23
Associated British Foods (GBP)	8,194	120
Campbell Soup	18,700	580
General Mills	17,620	872
Koninklijke Wessanen GDS (EUR) §	5,144	71
Nestle (CHF) §	1,105	292
Seneca Foods
Class A *	300	5
Class B *	200	3
Unilever (GBP)	23,373	228
		2,194
Household Products 0.3%
Colgate-Palmolive	20,900	1,044
Procter & Gamble	7,200	397
		1,441
Personal Products 0.2%
Chattem *§	400	17
Gillette	15,900	838
L'Oréal (EUR)	561	41
		896
Tobacco 0.6%
Altria Group	28,550	1,917
UST	10,300	459
		2,376
Total Consumer Staples		15,251

ENERGY 3.2%

Energy Equipment & Services 1.2%
Baker Hughes	42,800	1,977
BJ Services	3,600	181
FMC Technologies *	4,000	126
Grant Prideco *	7,400	178
Hanover Compressor *§	3,700	39
Hydril *	1,000	52
Key Energy Services *	2,300	25
Lone Star Technologies *	900	37
Saipem (EUR) §	5,101	65
Schlumberger	16,700	1,142
Seacor Holdings *§	2,000	116
Smith International	13,800	811
Transocean *	4,600	229
W-H Energy Services *	1,100	24
		5,002
Oil, Gas & Consumable Fuels 2.0%
Bill Barrett *§	1,700	52
BP (GBP)	25,338	255
BP ADR	21,602	1,300
Chevron	15,598	839
Eni SpA (EUR)	15,268	393
ExxonMobil	28,930	1,626
Forest Oil *	3,550	141
INPEX (JPY)	7	36
Marathon Oil	12,800	621
Murphy Oil	3,600	352
Neste Oil (EUR) *	1,800	40
Noble Energy	900	67
Oil Search (AUD)	58,236	105
OMV (EUR)	155	55
Petroleo Brasileiro (Petrobras) ADR	7,500	314
Shell Transport & Trading (GBP)	34,370	299
Shell Transport & Trading ADR §	2,400	126
Statoil ASA (NOK)	14,718	259
TonenGeneral Sekiyu (JPY)	4,000	43
Total (EUR) §	2,107	467
Unocal	13,900	792
		8,182
Total Energy		13,184

FINANCIALS 9.6%

Capital Markets 2.2%
Affiliated Managers Group *§	1,200	80
AmeriTrade *	35,100	522
Bank of New York	7,000	202
Charles Schwab	43,100	489
Credit Suisse Group (CHF) §	5,667	227
Franklin Resources	15,000	1,082
Goldman Sachs	7,200	702
Investors Financial Services	1,700	70
Legg Mason	11,450	941
Macquarie Bank (AUD) §	5,568	212
Mellon Financial	42,600	1,183
Merrill Lynch	15,400	836
Morgan Stanley	6,000	294
National Financial Partners §	900	34
Northern Trust	15,800	725
Piper Jaffray *§	2,300	65
State Street	32,100	1,541
		9,205
Commercial Banks 2.3%
ABN AMRO (EUR)	6,751	157
Alliance & Leicester (GBP)	7,039	110
Allied Irish Banks (EUR)	4,447	93
Amegy Bancorp	5,300	94
Australia & New Zealand Banking (AUD)	19,215	312
Banca Intesa (EUR)	26,453	124
Banco Santander Central Hispano (EUR)	16,520	189
Bank Austria Creditanstalt (EUR) §	2,293	226
Bank of America	38,600	1,788
Bank of Fukuoka (JPY)	9,000	55
Bank of Ireland (EUR)	9,189	140
Barclays (GBP)	42,804	407
Barclays ADR §	400	15
BNP Paribas (EUR) §	4,435	299
Boston Private Financial §	1,500	37
Cascade Bancorp §	1,300	27
Chittenden	4,600	121
Citizens Banking §	3,800	110
DBS Group (SGD)	18,978	158
Dexia (EUR)	4,305	94
Glacier Bancorp §	2,157	50
Grupo Financiero Banorte (MXN)	54,908	365
HBOS (GBP)	14,921	218
HSBC (GBP)	10,171	162
Joyo (JPY)	21,000	107
Mitsubishi Tokyo Financial (JPY)	19	158
National Australia Bank (AUD) §	11,357	271
NORDEA (SEK)	28,295	259
Pinnacle Financial Partners *§	100	2
Provident Bankshares	2,200	70
Royal Bank of Scotland (GBP)	14,396	424
S-E-Banken (SEK)	9,162	158
Sandy Spring Bancorp §	1,800	60
Signature Bank *§	200	5
Sumitomo Trust & Banking (JPY)	16,000	95
Svenska Handelsbanken, Series A (SEK)	10,437	227
Texas Capital Bancshares *§	2,000	37
The Bank of Yokohama (JPY)	19,000	109
U.S. Bancorp	32,100	942
UniCredito (EUR)	20,891	108
Valley National Bancorp *§	3,395	81
Wells Fargo	12,800	773
WestAmerica §	2,400	126
		9,363
Consumer Finance 0.7%
AIFUL (JPY)	1,700	125
American Express	36,900	1,987
SLM Corporation	13,600	657
		2,769
Diversified Financial Services 1.1%
Babcock & Brown (AUD) *§	13,234	114
Citigroup	63,790	3,005
ING Groep GDS (EUR)	6,374	177
J.P. Morgan Chase	30,368	1,086
		4,382
Insurance 2.5%
AFLAC	1,100	46
Aioi Insurance (JPY)	30,000	150
American International Group	44,217	2,456
Aspen Insurance Holdings	2,800	77
Assured Guaranty	4,300	88
Aviva (GBP)	8,999	101
AXA (EUR) §	10,831	265
Bristol West Holdings §	2,600	45
Brown & Brown	300	13
CNP Assurances (EUR) §	2,587	174
Friends Provident (GBP)	24,085	77
Genworth Financial, Class A	23,800	690
Hannover Rueckversicherung (EUR) §	1,833	70
Harleysville Group §	500	10
Hartford Financial Services	11,300	845
Horace Mann Educators	3,900	71
Infinity Property & Casualty §	2,300	74
Insurance Australia (AUD)	14,889	66
Markel *§	250	86
Marsh & McLennan	62,500	1,815
Mitsui Sumitomo Insurance (JPY)	10,000	92
Ohio Casualty	5,700	136
PartnerRe	1,500	99
QBE Insurance (AUD)	8,099	90
SAFECO	18,200	979
Selective Insurance §	1,400	67
St. Paul Companies	24,100	913
Unipol (EUR)	24,507	97
W. R. Berkley	787	28
Willis Group Holdings §	900	31
XL Capital	5,700	429
		10,180
Real Estate 0.5%
Arden Realty, REIT	1,700	58
China Overseas Land & Investment (HKD) §	296,000	55
EastGroup Properties, REIT §	2,000	82
Equity Lifestyle Properties, REIT §	900	34
Essex Property Trust, REIT	300	24
Federal Realty Investment Trust, REIT	12,000	662
Gables Residential Trust, REIT §	1,800	66
General Property Trust, Equity Units (AUD)	43,341	116
LaSalle Hotel Properties, REIT	1,000	31
Mirvac Group (AUD)	13,474	34
Parkway Properties, REIT	1,000	48
Reckson Associates Realty, REIT	471	15
Simon Property Group, REIT	12,168	836
Sun Hung Kai Properties (HKD)	11,000	105
Washington SBI, REIT	2,200	68
Wheelock (HKD)	29,000	42
		2,276
Thrifts & Mortgage Finance 0.3%
Bradford Bingley (GBP)	22,151	125
Fannie Mae	14,900	883
Harbor Florida Bancshares	2,200	78
Hypo Real Estate Holding (EUR)	4,849	192
Triad Guaranty *§	700	38
		1,316
Total Financials		39,491

HEALTH CARE 5.9%

Biotechnology 0.9%
Abgenix *§	100	1
Alexion Pharmaceutical *§	700	16
Alkermes *§	2,600	30
Amgen *	21,700	1,358
Amylin Pharmaceuticals *§	900	14
Anadys Pharmaceuticals *§	1,100	7
Biogen Idec *	6,900	270
Cephalon *§	781	33
CSL Limited (AUD)	2,179	48
Cubist Pharmaceuticals *§	1,800	18
CV Therapeutics *§	200	4
Cytogen *§	600	3
Cytokinetics *§	200	1
deCode genetics *§	900	7
Exelixis *	1,900	13
Genentech *	11,000	872
Gilead Sciences *	17,000	694
InterMune *§	2,400	29
Martek Biosciences *§	1,400	52
Memory Pharmaceuticals *§	1,000	2
Myriad Genetics *§	2,300	38
Neurocrine Biosciences *§	1,000	38
NPS Pharmaceuticals *§	600	7
ONYX Pharmaceuticals *§	700	17
Rigel Pharmaceuticals *§	1,100	20
Trimeris *§	1,400	14
Vertex Pharmaceuticals *§	2,996	42
		3,648
Health Care Equipment & Supplies 1.1%
Advanced Neuromodulation Systems *§	2,600	92
Analogic	1,100	47
Baxter International	32,700	1,207
Biomet	10,000	377
Boston Scientific *	5,900	160
DJ Orthopedics *§	2,000	55
Edwards Lifesciences *	1,500	69
Elekta, Series B (SEK) *	2,378	90
Integra LifeSciences *§	2,900	97
Matthews International, Class A	2,900	107
Medtronic	22,100	1,188
NuVasive *§	900	14
ResMed *§	2,800	175
St. Jude Medical *	8,100	325
Steris §	2,300	56
Stryker	8,200	399
Thoratec *§	1,200	18
Wilson Greatbatch Technologies *	1,200	29
Wright Medical Group *	600	16
		4,521
Health Care Providers & Services 1.7%
Accredo Health *	3,000	134
Alliance UniChem (GBP)	4,360	65
AmerisourceBergen	14,700	949
Caremark RX *	5,000	223
Celesio (EUR)	1,519	125
Henry Schein *	3,000	121
LabOne *§	900	35
LCA-Vision	600	27
Lifeline Systems *	1,800	59
LifePoint Hospitals *§	300	13
Odyssey Healthcare *§	1,800	24
Sunrise Senior Living *§	3,100	162
Symbion *§	2,100	50
United Surgical Partners International *§	2,600	125
UnitedHealth Group	62,400	3,031
VistaCare, Class A *§	200	4
WellChoice *	1,100	63
WellPoint *	13,600	1,809
		7,019
Pharmaceuticals 2.2%
Abbott Laboratories	5,300	256
Able Laboratories *§	700	3
AstraZeneca ADR	4,200	179
Atherogenics *§	2,200	31
Dainippon Pharma (JPY)	5,000	48
Eisai (JPY)	2,400	82
Eli Lilly	1,800	105
Eon Labs *§	800	24
GlaxoSmithKline (GBP)	14,054	348
GlaxoSmithKline ADR	2,000	99
Hisamitsu Pharmaceutical (JPY) §	3,000	75
Inspire Pharmaceuticals *§	2,600	17
IVAX *	2,000	39
Johnson & Johnson	17,400	1,168
Kobayashi Pharmaceutical (JPY)	2,400	63
Medicines Company *	1,000	22
Merck	50,100	1,625
Nektar Therapeutics *§	400	7
Novartis (CHF)	7,198	352
Noven Pharmaceuticals *§	2,200	40
Pfizer	31,816	888
Sanofi-Aventis (EUR) §	4,369	395
Schering-Plough	41,800	815
Takeda Chemical Industries (JPY)	2,400	116
Teva Pharmaceutical ADR §	13,300	444
Theravance *§	400	7
UCB (EUR)	2,748	126
Wyeth	44,360	1,924
		9,298
Total Health Care		24,486

INDUSTRIALS & BUSINESS SERVICES 5.1%

Aerospace & Defense 0.8%
Armor Holdings *§	3,400	128
BAE Systems (GBP)	18,690	92
General Dynamics	2,800	302
Honeywell International	17,600	638
Lockheed Martin	29,400	1,908
Mercury Computer Systems *§	1,200	35
Rockwell Collins	4,600	227
		3,330
Air Freight & Logistics 0.1%
EGL *§	2,800	53
Exel (GBP)	6,889	106
Pacer International *§	1,300	30
Ryder System	600	22
UPS, Class B	2,600	192
UTi Worldwide §	900	66
Yamato Transport (JPY)	5,000	70
		539
Airlines 0.0%
Frontier Airlines *§	1,400	17
Midwest Express Holdings *§	1,900	4
Qantas Airways (AUD)	19,667	48
		69
Building Products 0.0%
Kaba Holding (CHF)	199	53
Pilkington (GBP)	47,274	100
Quixote §	600	12
Trex *§	1,200	46
		211
Commercial Services & Supplies 0.8%
Angelica §	1,600	42
Cendant	13,200	280
Central Parking	3,400	57
ChoicePoint *	2,600	102
Consolidated Graphics *§	2,600	110
Downer EDI (AUD) §	14,785	59
First Advantage, Class A *§	600	13
G & K Services, Class A	2,300	91
Herman Miller	3,700	108
Intersections *§	200	2
Kforce *	3,300	27
LECG *§	2,200	42
R.R. Donnelley	27,200	904
Resources Global Professionals *§	3,600	72
Ritchie Bros Auctioneers §	1,600	59
Tetra Tech *§	4,076	49
Waste Connections *	1,400	52
Waste Management	35,706	1,053
West Corporation *§	900	32
		3,154
Construction & Engineering 0.1%
Acciona (EUR)	2,714	250
Insituform Technologies *§	1,800	27
JGC (JPY) §	10,000	113
NCC AB, Series B (SEK)	9,344	137
		527
Electrical Equipment 0.1%
A.O. Smith	3,950	124
Artesyn Technologies *§	2,600	22
Baldor Electric §	2,200	55
Sumitomo Electric Industries (JPY)	7,000	74
Woodward Governor	300	23
		298
Industrial Conglomerates 1.5%
DCC (EUR)	9,484	188
GE	77,700	2,834
Hutchison Whampoa (HKD)	17,300	150
Sembcorp Industries (SGD) *	93,060	127
Siemens (EUR)	3,272	240
Tyco International	90,794	2,627
		6,166
Machinery 1.1%
3-D Systems *§	400	8
Accuride *	1,000	9
Actuant, Class A *§	2,060	93
Cascade §	1,400	49
Danaher	34,000	1,874
Deere	26,300	1,740
Fanuc (JPY) §	1,800	112
Graco	2,300	80
Harsco	2,600	151
IDEX	1,050	40
Lindsay Manufacturing §	2,400	48
SKF AB, Series B (SEK)	1,713	6
SKF AB (Redemption shares), Series B (SEK) *§	6,852	71
Toro	2,600	112
		4,393
Marine 0.0%
Nippon Yusen (JPY)	27,000	148
		148
Road & Rail 0.5%
Arriva (GBP)	11,837	115
Burlington Northern Santa Fe	18,000	889
Genesee & Wyoming, Class A *§	300	8
Heartland Express	2,109	42
Knight Transportation	3,300	81
Nippon Express (JPY)	10,000	46
Norfolk Southern	26,400	843
Union Pacific	200	13
		2,037
Trading Companies & Distributors 0.1%
Electro Rent *	1,800	21
Interline Brands *	1,300	26
Mitsubishi (JPY)	12,000	159
Sumitomo (JPY)	9,000	73
		279
Total Industrials & Business Services		21,151

INFORMATION TECHNOLOGY 8.1%

Communications Equipment 1.5%
ADTRAN §	4,000	88
Belden CDT §	3,900	78
Black Box	400	14
Cisco Systems *	61,600	1,194
Corning *	129,200	2,026
F5 Networks *§	700	36
IXIA *§	300	5
Juniper Networks *	14,800	379
Lucent Technologies *§	158,700	446
Nokia (EUR)	15,307	259
Nokia ADR	48,800	823
Packeteer *§	700	8
QUALCOMM	15,500	578
Research In Motion *	3,100	257
Riverstone Networks *	1,600	1
Tekelec *§	1,100	15
		6,207
Computers & Peripherals 0.6%
Creative Technology (SGD)	2,950	23
Dell *	42,600	1,699
EMC *	37,100	522
Emulex *§	2,600	49
Gateway *	14,600	51
Synaptics *	1,500	29
Toshiba (JPY) §	18,000	74
		2,447
Electronic Equipment & Instruments 0.2%
Applied Films *§	200	5
Cogent *	600	12
Digital Theater Systems *§	1,500	26
Global Imaging Systems *§	2,000	64
Hamamatsu Photonics (JPY) §	2,800	60
KEMET *§	4,900	34
Kyocera (JPY)	600	46
Littelfuse *§	1,700	51
Methode Electronics §	3,200	38
National Instruments §	1,400	33
Newport *	2,200	31
Orbotech *	1,100	23
Plexus *	4,900	67
Shimadzu (JPY)	19,000	113
TDK (JPY)	1,000	73
Woodhead Industries §	3,100	40
		716
Internet Software & Services 0.6%
Digital Insight *	2,700	59
Digital River *	100	3
Google, Class A *	3,600	1,002
IAC/InterActiveCorp *§	13,600	333
MatrixOne *§	4,100	19
WebSideStory *§	500	6
Yahoo! *	29,900	1,112
		2,534
IT Services 1.1%
Accenture, Class A *	13,300	310
Affiliated Computer Services, Class A *	1,200	62
Automatic Data Processing	14,300	626
BISYS Group *	2,700	41
CACI International, Class A *	1,600	103
First Data	64,136	2,426
Fiserv *	8,800	378
Global Payments §	2,000	139
Indra Sistemas (EUR)	8,454	155
Iron Mountain *	4,000	115
Logica (GBP)	10,861	34
Maximus §	2,400	82
MPS Group *	6,000	56
Paychex	3,700	107
RightNow Technologies *§	2,900	27
Trans Cosmos (JPY)	1,800	62
		4,723
Office Electronics 0.1%
Canon (JPY)	3,800	206
Neopost (EUR)	1,104	99
		305
Semiconductor & Semiconductor Equipment 1.9%
AMIS Holdings *§	1,900	23
Analog Devices	20,300	753
Atheros Communications *§	1,400	13
ATMI *	2,200	62
Brooks-Pri Automation *	2,600	39
Cabot Microelectronics *§	1,200	38
Credence Systems *§	3,200	25
Cymer *§	2,800	80
Cypress Semiconductor *§	600	8
Entegris *	3,300	32
Exar *	3,000	43
FEI *§	1,300	27
Intel	85,600	2,305
Jenoptik (EUR) *	4,264	46
KLA-Tencor	4,100	186
Lattice Semiconductor *	5,600	24
Linear Technology	4,500	169
Marvell Technology Group *	7,200	295
Maxim Integrated Products	25,600	1,009
Microchip Technology	6,500	193
Microsemi *§	700	14
MKS Instruments *§	3,500	58
Mykrolis *	3,500	47
PDF Solutions *§	2,200	26
Power Integrations *§	1,800	43
Rohm Company (JPY)	300	28
Samsung Electronics (KRW)	300	145
Semiconductor Manufacturing ADR *§	1,800	17
Semtech *§	4,000	73
Silicon Laboratories *§	1,600	44
Texas Instruments	54,000	1,493
Virage Logic *§	500	5
Xilinx	24,000	666
		8,029
Software 2.1%
Adobe Systems	18,400	608
Altiris *	1,900	36
Blackbaud §	300	4
Catapult Communications *§	900	13
CCC Information Services *§	1,400	33
Concord Communications *§	1,100	19
FactSet Research Systems §	2,850	91
FileNet *	3,800	106
Hyperion Solutions *§	1,100	49
Internet Security Systems *§	2,000	44
Intuit *	11,800	510
Jack Henry & Associates	6,800	120
Kronos *§	2,200	99
Mercury Interactive *	500	23
Microsoft	200,400	5,170
Motive *§	1,600	14
NetIQ *	3,560	39
Open Solutions *§	1,000	18
Oracle *	54,000	692
Progress Software *	2,200	64
Quest Software *§	3,300	44
Red Hat *§	2,300	29
RSA Security *	3,000	37
SAP (EUR)	1,023	169
SPSS *	1,300	23
Trend Micro (JPY)	1,500	47
VERITAS Software *	17,525	436
Verity *	3,200	27
		8,564
Total Information Technology		33,525

MATERIALS 2.3%

Chemicals 0.9%
Airgas	6,500	156
Arch Chemicals §	2,700	64
BASF (EUR)	2,564	171
Dow Chemical	20,300	919
DSM (EUR)	1,294	87
DuPont	16,102	749
Ferro	4,400	85
Kaneka (JPY)	10,000	104
MacDermid	1,000	29
Material Sciences *	1,900	23
Minerals Technologies §	1,600	108
Mitsubishi Gas Chemical (JPY) §	14,000	69
Mitsui Chemicals (JPY)	10,000	57
Monsanto	6,000	342
Mosaic *	300	4
Potash Corp./Saskatchewan	9,000	814
Symyx Technologies *§	1,800	46
Yara International (NOK)	6,016	89
		3,916
Construction Materials 0.1%
Boral (AUD)	44,817	201
Cemex (MXN)	23,371	177
Holcim (CHF)	1,240	76
		454
Containers & Packaging 0.0%
Chesapeake Corp.	1,500	31
David S. Smith (GBP)	36,655	103
Smurfit-Stone Container *	400	4
		138
Metals & Mining 1.0%
Alcoa	13,720	372
Anglo American (GBP)	6,268	150
BHP Billiton (AUD)	5,900	74
BlueScope Steel (AUD)	40,927	250
Corus Group (GBP) *	134,674	111
Gibraltar Industries §	900	18
Lihir Gold (AUD) *§	39,140	32
Meridian Gold *§	3,900	64
Nippon Steel (JPY) §	79,000	185
Nucor	21,600	1,144
Phelps Dodge	14,400	1,259
SSAB Svenskt Stal, Series A (SEK) §	7,732	189
Voestalpine (EUR) §	1,535	104
		3,952
Paper & Forest Products 0.3%
Buckeye Technologies *	4,000	33
MeadWestvaco	15,300	439
UPM-Kymmene (EUR)	2,566	50
Weyerhaeuser	8,300	532
		1,054
Total Materials		9,514

TELECOMMUNICATION SERVICES 1.1%

Diversified Telecommunication Services 0.5%
Cable & Wireless (GBP)	20,014	49
China Telecom (HKD)	204,000	71
Compania de Telecomunics Chile ADR	6,400	63
Eircom Group (EUR)	51,231	117
Sprint	30,200	715
Tele Danmark (DKK)	5,513	244
Tele Norte Leste ADR §	6,400	98
Telenor ASA (NOK) §	31,949	256
Telus (Non-voting shares)	12,200	391
		2,004
Wireless Telecommunication Services 0.6%
America Movil ADR, Series L §	9,500	538
Bouygues (EUR)	4,960	192
China Unicom (HKD)	44,000	35
KDDI (JPY)	30	138
MobilCom AG (EUR)	7,000	154
Nextel Communications, Class A *	32,900	993
Nextel Partners, Class A *	1,000	24
SBA Communications *§	300	3
SpectraSite *	1,900	121
Starhub (SGD) *	68,000	63
Vodafone ADR	18,900	476
		2,737
Total Telecommunication Services		4,741

UTILITIES 1.1%

Electric Utilities 0.5%
Cleco	2,000	42
E.ON AG (EUR)	5,956	517
El Paso Electric *	1,200	24
Exelon	13,274	622
FirstEnergy	13,719	608
Hong Kong Electric (HKD)	11,000	48
Iberdrola (EUR)	6,741	173
TEPCO (JPY)	5,600	132
Unisource Energy §	2,700	78
		2,244
Gas Utilities 0.1%
Australian Gas Light (AUD)	5,683	60
Centrica (GBP)	42,628	180
Southwest Gas	100	2
Toho Gas (JPY)	35,000	136
		378
Independent Power Producers & Energy Traders 0.5%
Black Hills §	900	33
Constellation Energy Group	9,000	481
TXU	16,900	1,357
		1,871
Multi-Utilities 0.0%
United Utilities (GBP)	8,923	110
		110
Total Utilities		4,603
Total Common Stocks (Cost $148,670)		192,820

PREFERRED STOCKS 0.0%

Fresenius (EUR) §	852	94
Total Preferred Stocks (Cost $41)		94

CORPORATE BONDS 5.8%

ABN Amro Bank (Chicago), 7.125%, 6/18/07	165,000	175
ACE INA Holdings, 5.875%, 6/15/14	165,000	172
AIG Sunamerica Global Financing XII, 144A, 5.30%, 5/30/07	300,000	306
Alabama Power, VR, 3.484%, 8/25/05	155,000	155
Alcan Aluminum, 5.00%, 6/1/15	295,000	294
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07	165,000	168
Amerada Hess, 7.875%, 10/1/29	140,000	172
America Movil, 5.50%, 3/1/14	125,000	124
Amgen, 4.00%, 11/18/09	240,000	238
AOL Time Warner, 7.625%, 4/15/31	180,000	224
Appalachian Power, 4.80%, 6/15/05	200,000	200
AT&T Broadband, 8.375%, 3/15/13	220,000	269
AT&T Wireless, 8.75%, 3/1/31	165,000	229
Atmos Energy, 4.00%, 10/15/09	210,000	206
Baker Hughes, 6.875%, 1/15/29	250,000	309
Bank of America, 4.875%, 9/15/12	310,000	319
Bank of America Capital Trust, 5.625%, 3/8/35	225,000	233
Bank One, 5.25%, 1/30/13	285,000	296
BB&T, 6.50%, 8/1/11	80,000	89
Belo, 8.00%, 11/1/08	70,000	76
Black Hills, 6.50%, 5/15/13	190,000	200
Bunge Limited Finance, 4.375%, 12/15/08	225,000	224
Canadian National Railway, 6.25%, 8/1/34	215,000	248
CE Electric UK Funding, 144A, 6.995%, 12/30/07	165,000	172
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	190,000	187
Centerpoint Energy, 7.25%, 9/1/10	140,000	155
CIT Group, 5.00%, 2/1/15	330,000	332
Citigroup, 5.00%, 9/15/14	350,000	358
ConocoPhillips, 5.90%, 10/15/32	270,000	298
Countrywide Home Loans, 4.125%, 9/15/09	210,000	207
CVS, 4.00%, 9/15/09	115,000	114
DaimlerChrysler, 6.50%, 11/15/13	245,000	260
Delta, ETC, 10.00%, 5/17/10	146,000	51
Deutsche Telekom International Finance, STEP, 8.75%, 6/15/30	160,000	216
Developers Diversified Realty, 3.875%, 1/30/09	155,000	150
Devon Financing, 7.875%, 9/30/31	155,000	198
Diamond Offshore Drilling, 5.15%, 9/1/14	120,000	122
Dow Chemical, 6.125%, 2/1/11	140,000	152
Duke Capital
4.302%, 5/18/06	105,000	105
6.25%, 2/15/13	190,000	204
Encana Holdings Finance, 5.80%, 5/1/14	215,000	229
EOP Operating, 4.65%, 10/1/10	150,000	149
ERAC USA Finance Company, 144A, 5.60%, 5/1/15	175,000	179
Exelon Generation, 5.35%, 1/15/14	300,000	310
Ford Motor Credit
5.80%, 1/12/09	570,000	536
VR, 4.218%, 11/16/06	110,000	107
France Telecom, STEP, 8.50%, 3/1/11	170,000	200
Franklin Resources, 3.70%, 4/15/08	65,000	64
Fund American Companies, 5.875%, 5/15/13	200,000	207
General Electric Capital, 6.00%, 6/15/12	220,000	239
General Motors Acceptance Corp., 8.00%, 11/1/31	285,000	242
Genworth Financial, 5.75%, 6/15/14	200,000	215
GlaxoSmithKline, 5.375%, 4/15/34	145,000	153
Goldman Sachs Capital I, 6.345%, 2/15/34	415,000	450
GTECH, 144A, 4.50%, 12/1/09	120,000	119
Harrah's Operating, 5.50%, 7/1/10	100,000	102
HBOS, 144A, 6.00%, 11/1/33	195,000	213
Hearst-Argyle, 7.00%, 1/15/18	20,000	21
Highmark, 144A, 6.80%, 8/15/13	160,000	176
Hospira, 4.95%, 6/15/09	205,000	208
Household Finance, 6.375%, 11/27/12	135,000	149
Huntington National Bank, 4.375%, 1/15/10	205,000	205
International Lease Finance, 6.375%, 3/15/09	190,000	201
International Speedway, 4.20%, 4/15/09	95,000	93
John Deere Capital, 7.00%, 3/15/12	205,000	235
Kaneb Pipe Line Operations, 7.75%, 2/15/12	115,000	131
Kraft Foods, 5.625%, 11/1/11	205,000	216
Kroger, 8.05%, 2/1/10	205,000	231
Lehman Brothers Holdings, 3.50%, 8/7/08	300,000	293
Lennar, 144A, 5.60%, 5/31/15	160,000	163
Masco, 5.875%, 7/15/12	265,000	283
MBNA America Bank, 4.625%, 8/3/09	215,000	217
McCormick, 6.40%, 2/1/06	325,000	330
MetLife, 6.125%, 12/1/11	240,000	260
Motorola, 5.80%, 10/15/08	200,000	208
Nationwide Financial Services, 5.90%, 7/1/12	225,000	241
Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34	115,000	121
Newmont Mining, 5.875%, 4/1/35	235,000	238
News America, 6.20%, 12/15/34	115,000	119
NLV Financial, 144A, 7.50%, 8/15/33	140,000	163
Norfolk Southern, 6.00%, 4/30/08	285,000	296
Northern Trust, 4.60%, 2/1/13	120,000	121
NVR, 5.00%, 6/15/10	150,000	149
Panhandle Eastern Pipeline, 4.80%, 8/15/08	90,000	91
Pemex Project Funding Master Trust
7.375%, 12/15/14	140,000	157
144A, VR, 4.31%, 6/15/10	205,000	210
PG&E
6.05%, 3/1/34	165,000	182
VR, 3.82%, 4/3/06	11,000	11
Pinnacle West Capital, 6.40%, 4/1/06	170,000	173
PPL Capital Funding, 4.33%, 3/1/09	210,000	208
Principal Life Global Funding, 144A, 5.125%, 10/15/13	210,000	216
Progress Energy, 6.75%, 3/1/06	125,000	127
Prudential Financial, 3.75%, 5/1/08	170,000	168
Public Service of New Mexico, 4.40%, 9/15/08	190,000	190
Pulte Homes, 7.875%, 8/1/11	170,000	193
Reckson Operating Partnership, 5.15%, 1/15/11	190,000	191
Rogers Cable, 5.50%, 3/15/14	175,000	164
Ryland Group, 5.375%, 1/15/15	75,000	75
SBC Communications, 6.25%, 3/15/11	225,000	243
Sealed Air, 144A, 5.375%, 4/15/08	180,000	182
Security Benefit Life Insurance, 144A, 7.45%, 10/1/33	95,000	110
Simon Property Group, 3.75%, 1/30/09	200,000	194
SLM Corporation
VR, 3.361%, 1/26/09	250,000	251
VR, 4.13%, 4/1/09	165,000	163
Sprint Capital, 7.625%, 1/30/11	230,000	262
Target, 4.00%, 6/15/13	295,000	286
Telecom Italia Capital, 5.25%, 11/15/13	175,000	177
Telefonos de Mexico, 144A, 5.50%, 1/27/15	140,000	138
Telus, 8.00%, 6/1/11	145,000	169
TGT Pipeline, 144A, 5.50%, 2/1/17	50,000	50
Transamerica Capital, 144A, 7.65%, 12/1/26	90,000	107
Transocean, 7.50%, 4/15/31	130,000	167
TXU Energy, VR, 3.92%, 1/17/06	47,000	47
Tyco International, 6.375%, 10/15/11	270,000	295
U.S. Bank, 2.87%, 2/1/07	200,000	196
United Technologies, 5.40%, 5/1/35	180,000	186
Verizon Global Funding, 7.75%, 12/1/30	175,000	224
Wachovia Corporation, 6.40%, 4/1/08	85,000	90
Webster Financial, 5.125%, 4/15/14	200,000	202
Wells Fargo, VR, 3.112%, 3/23/07	250,000	250
Western Resources, 7.875%, 5/1/07	105,000	112
WPD Holdings, 144A, 6.875%, 12/15/07	120,000	125
XTO Energy, 6.25%, 4/15/13	260,000	281
Yum! Brands, 7.70%, 7/1/12	210,000	245
Total Corporate Bonds (Cost $23,528)		24,097

ASSET-BACKED SECURITIES 0.5%

BankBoston Home Equity Loan Trust, Series 1998-1, Class A6
6.35%, 2/25/13	318,082	328
Chase Funding Mortgage Loan, Series 2002-2, Class 1M1
5.599%, 9/25/31	80,000	80
Chase Manhattan Auto Owner Trust
Series 2001-B, Class CTFS, 3.75%, 5/15/08	43,620	43
Series 2003-A, Class A4, 2.06%, 12/15/09	350,000	341
Countrywide Asset-Backed Certificates, Series 2003-5, Class AF3
3.613%, 4/25/30	322,587	321
Peco Energy Transition Trust, Series 2001-A, Class A1
6.52%, 12/31/10	500,000	552
Reliant Energy Transition Bond, Series 2001-1, Class A4
5.63%, 9/15/15	375,000	403
Total Asset-Backed Securities (Cost $2,045)		2,068

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 2.0%

Banc of America Commercial Mortgage
Series 2003-1, Class A2, CMO, 4.648%, 9/11/36	400,000	404
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42	98,244	98
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, VR, 4.283%, 1/25/34	618,098	620
Series 2004-1, Class 3A2, CMO, VR, 4.974%, 10/25/34	198,163	198
Series 2004-A, Class 2A2, CMO, VR, 4.137%, 2/25/34	332,458	335
Series 2004-D, Class 2A2, CMO, VR, 4.215%, 5/25/34	140,151	140
Series 2004-H, Class 2A2, CMO, VR, 4.799%, 9/25/34	185,125	186
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR6, Class A1, CMO, 3.688%, 11/11/41	72,929	72
Series 2004-T14, Class A2, CMO, 4.17%, 1/12/41	300,000	298
Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42	346,031	348
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1
CMO, 3.787%, 10/15/41	70,499	70
Commercial Mortgage, Series 2005-LP5, Class A1, CMO, PTC
4.235%, 5/10/43	345,612	347
DLJ Commercial Mortgage, Series 1999-CG2, Class A1B, CMO
7.30%, 6/10/32	350,000	385
GE Capital Commercial Mortgage, Series 2001-1, Class A2, CMO
6.531%, 3/15/11	460,000	508
GMAC Commercial Mortgage Securities
Series 2001-C2, Class A1, CMO, 6.25%, 4/15/34	672,341	703
Series 2001-C2, Class A2, CMO, 6.70%, 4/15/34	375,000	418
Greenwich Capital Commercial Funding
Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36	375,000	372
Series 2005-GG3, Class AAB, CMO, VR, 4.619%, 8/10/42	160,000	161
J.P. Morgan Chase Commercial Mortgage
Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35	350,000	367
Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	460,000	502
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A2, CMO, 3.246%, 3/15/29	525,000	507
Series 2004-C4, Class A2, CMO, VR, 4.567%, 5/15/29	475,000	479
Morgan Stanley Dean Witter Capital, Series 2002-TOP7, Class A2
CMO, 5.98%, 1/15/39	350,000	381
Washington Mutual, Series 2004-AR1, Class A, CMO, VR
4.229%, 3/25/34	184,131	179
Total Non-U.S. Government Mortgage-Backed Securities
(Cost $8,092)		8,078

U.S. GOVERNMENT & AGENCY MORTGAGE-
BACKED SECURITIES 9.9%

U.S. Government Agency Obligations ± 7.8%
Federal Home Loan Mortgage
4.50%, 11/1/18 - 5/1/19	490,453	489
5.00%, 12/1/08 - 11/1/33	3,710,837	3,742
5.50%, 12/1/33	84,826	86
6.00%, 10/1/16 - 3/1/33	1,874,543	1,935
7.00%, 11/1/30 - 6/1/32	173,870	183
ARM, 4.577%, 9/1/32	117,485	118
CMO
4.50%, 3/15/16	1,125,000	1,118
5.00%, 10/15 - 11/15/27	1,025,000	1,039
5.50%, 4/15/28	950,000	978
CMO, IO
4.50%, 6/15/11 - 4/15/18	1,093,611	110
TBA, 6.50%, 1/1/35	1,100,000	1,142
Federal National Mortgage Assn.
4.50%, 5/1/18 - 1/1/19	1,747,101	1,743
5.00%, 10/1/33 - 3/1/34	1,700,840	1,701
5.50%, 1/1/17 - 12/1/34	8,243,698	8,423
6.00%, 10/1/13 - 11/1/34	1,114,930	1,148
6.50%, 12/1/10 - 12/1/32	1,359,601	1,414
7.00%, 1/1/31 - 7/1/32	118,666	125
CMO
2.91%, 11/25/33	169,178	168
3.50%, 4/25/13	325,000	323
5.00%, 3/25/15	675,000	682
CMO, IO
5.50%, 11/25/28	208,662	16
6.50%, 2/1/32	84,603	15
TBA
4.50%, 1/1/19 - 1/1/35	3,000,000	2,961
5.00%, 1/1/34	415,000	413
5.50%, 1/1/34	2,050,000	2,078
		32,150
U.S. Government Obligations 2.1%
Government National Mortgage Assn.
5.00%, 7/15 - 10/20/33	4,157,203	4,200
5.50%, 1/20 - 5/15/34	1,312,026	1,340
6.00%, 5/15/26 - 1/20/35	1,055,716	1,090
6.50%, 2/15/28 - 9/20/34	621,547	652
7.00%, 3/15/13 - 7/20/27	210,976	222
7.50%, 9/15/22 - 6/15/32	74,645	80
8.00%, 1/15/22 - 10/20/25	42,886	47
CMO, 2.946%, 3/16/19	265,000	256
TBA, 5.50%, 1/1/34	750,000	766
		8,653
Total U.S. Government & Agency Mortgage-Backed Securities
(Cost $40,619)		40,803

FOREIGN GOVERNMENT OBLIGATIONS &
MUNICIPALITIES 1.2%

Asian Development Bank, 6.25%, 6/15/11 (AUD)	1,140,000	900
European Investment Bank, 5.75%, 9/15/09 (AUD)	580,000	445
Federal Republic of Germany, 3.25%, 4/9/10 (EUR)	1,500,000	1,903
Government of Canada, 5.25%, 6/1/12 (CAD)	1,300,000	1,134
Republic of South Africa, 6.50%, 6/2/14 §	280,000	310
United Mexican States, 6.375%, 1/16/13	215,000	230
Total Foreign Government Obligations & Municipalities (Cost $4,568)		4,922

U.S. GOVERNMENT AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 13.5%

U.S. Government Agency Obligations ± 1.9%
Federal Home Loan Bank, 5.75%, 5/15/12	960,000	1,047
Federal Home Loan Mortgage
2.75%, 3/15/08 §	1,000,000	973
4.625%, 2/15/07 (EUR)	1,285,000	1,650
Federal National Mortgage Assn.
3.25%, 8/15/08	2,040,000	2,001
4.375%, 9/15/12 §	500,000	506
5.75%, 2/15/08	210,000	220
6.00%, 5/15/11 §	945,000	1,035
7.125%, 6/15/10 - 1/15/30 §	575,000	668
		8,100
U.S. Treasury Obligations 11.6%
U.S. Treasury Bonds
6.00%, 2/15/26 §	1,225,000	1,489
6.125%, 8/15/29 §	130,000	163
6.25%, 8/15/23 - 5/15/30 §	1,340,000	1,711
6.375%, 8/15/27§	1,645,000	2,100
7.50%, 11/15/16 §	545,000	710
8.50%, 2/15/20 §	760,000	1,107
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25 §	1,143,131	1,254
U.S. Treasury Inflation-Indexed Notes
2.00%, 7/15/14 §	1,158,510	1,199
3.625%, 1/15/08 §	1,620,851	1,729
U.S. Treasury Notes
1.50%, 3/31/06 §	1,545,000	1,522
1.875%, 11/30/05 §	2,750,000	2,733
2.00%, 8/31/05 §	1,355,000	1,352
3.25%, 8/15/07 §	5,365,000	5,326
3.375%, 2/28/07 - 12/15/08 §	7,145,000	7,099
3.50%, 11/15/06 - 2/15/10 §++	5,060,000	5,056
4.00%, 6/15/09 §	3,600,000	3,638
4.25%, 11/15/13 §	3,635,000	3,712
4.75%, 5/15/14 §	530,000	560
5.00%, 8/15/11 §	630,000	671
5.75%, 8/15/10 §	4,075,000	4,452
6.50%, 8/15/05 §	325,000	327
		47,910
Total U.S. Government Agency Obligations (excluding
Mortgage-Backed) (Cost $54,442)		56,010

MUNICIPAL BONDS 0.6%

Atlanta Airport, 5.00%, 1/1/33 (FSA Insured)	430,000	452
California, GO
5.25%, 4/1/34	105,000	112
Economic Recovery, 5.00%, 7/1/16	100,000	108
Clark County School Dist., GO, 5.00%, 6/15/18 (MBIA Insured)	200,000	218
Kansas Dev. Fin. Auth., Public Employee Retirement
5.501%, 5/1/34 (FSA Insured)	130,000	140
New York City, GO, 5.00%, 8/1/15	300,000	326
New York State Urban Dev. Corp., Corrections & Youth Fac.
5.25%, 1/1/21 (Tender 1/1/09)	230,000	245
North Carolina, GO, 5.25%, 3/1/13	660,000	746
Oregon, Taxable Pension, GO, 5.892%, 6/1/27	75,000	85
Total Municipal Bonds (Cost $2,387)		2,432

DOMESTIC BOND MUTUAL FUNDS 5.1%

T. Rowe Price Institutional High Yield Fund, 7.63% p†	2,005,830	20,981
Total Domestic Bond Mutual Funds (Cost $21,024)		20,981

SHORT-TERM INVESTMENTS 16.4%

Money Market Fund 17.5%
T. Rowe Price Reserve Investment Fund, 3.07% #†	67,808,790	67,809
Total Short-Term Investments (Cost $67,809)		67,809

SECURITIES LENDING COLLATERAL 14.1%

Money Market Pooled Account 1.1%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 3.054% #	4,628,563	4,628
		4,628
Money Market Trust 13.0%
State Street Bank and Trust Company of New Hampshire N.A.
Securities Lending Quality Trust units, 3.037% #	53,694,752	53,695
		53,695
Total Securities Lending Collateral (Cost $58,323)		58,323

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)		(12)
Total Futures Contracts		(12)
Total Investments in Securities
115.7% of Net Assets (Cost $431,548)	$ 478,425

(1)	Denominated in U.S. dollars unless other-
wise noted
+	At May 31, 2005, some of the fund’s secu-
rities were valued by the T. Rowe Price
Valuation Committee, established by the
fund’s Board of Directors – See Note 1.
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan
at May 31, 2005 – See Note 2
±	The issuer is a publicly-traded company
that operates under a congressional char-
ter; its securities are neither issued nor
guaranteed by the U.S. government.
++	All or a portion of this security is pledged
to cover margin requirements on futures
contracts at May 31, 2005.
†	Affiliated company – See Note 4
p	SEC yield
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers – total value of such securities at
period-end amounts to $2,918 and repre-
sents 0.7% of net assets
ADR	American Depository Receipts
ARM	Adjustable Rate Mortgage
AUD	Australian dollar
CAD	Canadian dollar
CHF	Swiss franc
CMO	Collateralized Mortgage Obligation
DKK	Danish krone
ETC	Equipment Trust Certificate
EUR	Euro
FSA	Financial Security Assurance Inc.
GBP	British pound
GDR	Global Depository Receipts
GDS	Global Depository Shares
GO	General Obligation
HKD	Hong Kong dollar
IO	Interest Only security for which the fund
receives interest on notional principal (par)
JPY	Japanese yen
KRW	South Korean won
MBIA	MBIA Insurance Corp.
MXN	Mexican peso
NOK	Norwegian krone
NZD	New Zealand dollar
PTC	Pass-Through Certificate
REIT	Real Estate Investment Trust
SEK	Swedish krona
SGD	Singapore dollar
STEP	Stepped coupon bond for which the coupon
rate of interest will adjust on specified future
date(s)
TBA	To Be Announced security was purchased
on a forward commitment basis
VR	Variable Rate; rate shown is effective rate
at period-end

(2) Open Futures Contracts at May 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 41 U.S. Treasury five year contracts,
$40 par of 3.5% U.S. Treasury Note
pledged as initial margin	9/05	$(4,459)	$(12)
Net payments (receipts) of variation
margin to date			0
Variation margin receivable (payable)
on open futures contracts			$(12)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $88,833)	$88,790
Non-affiliated companies (cost $342,715)	389,635

Total investments in securities	478,425
Cash	44
Dividends and interest receivable	1,820
Receivable for investment securities sold	953
Receivable for shares sold	1,223
Other assets	537

Total assets	483,002

Liabilities
Investment management fees payable	151
Payable for investment securities purchased	9,802
Payable for shares redeemed	531
Obligation to return securities lending collateral	58,323
Due to affiliates	95
Other liabilities	557

Total liabilities	69,459

NET ASSETS	$413,543

Net Assets Consist of:
Undistributed net investment income (loss)	$2,065
Undistributed net realized gain (loss)	2,633
Net unrealized gain (loss)	46,875
Paid-in-capital applicable to 28,013,641 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	361,970

NET ASSETS	$413,543

NET ASSET VALUE PER SHARE	$14.76

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)

Year
Ended
5/31/05
Investment Income (Loss)
Income
Dividend	$6,651
Interest	5,150
Securities lending	95

Total income	11,896

Expenses
Investment management	1,717
Shareholder servicing	960
Custody and accounting	285
Registration	45
Prospectus and shareholder reports	40
Legal and audit	15
Directors	5
Proxy and annual meeting	2
Miscellaneous	9
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(253)

Total expenses	2,825
Expenses paid indirectly	(1)

Net expenses	2,824

Net investment income (loss)	9,072

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated securities	253
Non-affiliated securities	12,897
Capital gain distributions from affiliated mutual funds	529
Futures	(263)
Foreign currency transactions	(11)

Net realized gain (loss)	13,405

Change in net unrealized gain (loss)
Securities	8,923
Futures	18
Other assets and liabilities
denominated in foreign currencies	(1)

Change in net unrealized gain (loss)	8,940

Net realized and unrealized gain (loss)	22,345

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$31,417

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,072	$7,872
Net realized gain (loss)	13,405	2,071
Change in net unrealized gain (loss)	8,940	24,221

Increase (decrease) in net assets from operations	31,417	34,164

Distributions to shareholders
Net investment income	(8,733)	(7,747)
Net realized gain	(1,029)	(244)

Decrease in net assets from distributions	(9,762)	(7,991)

Capital share transactions *
Shares sold	169,947	129,878
Distributions reinvested	9,596	7,883
Shares redeemed	(145,741)	(99,623)

Increase (decrease) in net assets from capital
share transactions	33,802	38,138

Net Assets
Increase (decrease) during period	55,457	64,311
Beginning of period	358,086	293,775

End of period	$413,543	$358,086

(Including undistributed net investment income of
$2,065 at 5/31/05 and $1,654 at 5/31/04)

*Share information
Shares sold	11,720	9,541
Distributions reinvested	668	589
Shares redeemed	(10,105)	(7,293)

Increase (decrease) in shares outstanding	2,283	2,837

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Personal Strategy Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 40% stocks, 40% bonds, and 20% money market securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $2,000 for the year ended May 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended May 31, 2005, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $343,000, represents 5% of dividend income reflected in the accompanying financial statements and is not expected to recur.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Forward Commitments and Dollar Rolls During the year ended May 31, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At May 31, 2005, the value of loaned securities was $57,589,000; aggregate collateral consisted of $58,323,000 in money market pooled accounts and U.S. government securities valued at $1,293,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $125,720,000 and $143,115,000, respectively, for the year ended May 31, 2005. Purchases and sales of U.S. government securities aggregated $157,249,000 and $124,864,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $9,762,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$50,407,000
Unrealized depreciation	(3,709,000)

Net unrealized appreciation (depreciation)	46,698,000
Undistributed ordinary income	2,403,000
Undistributed long-term capital gain	2,472,000
Paid-in capital	361,970,000

Net assets	$413,543,000

The fund intends to retain realized gains to the extent of available capital loss carry-forwards for federal income tax purposes. During the fiscal year ended May 31, 2005, the fund utilized $8,860,000 of capital loss carryforwards.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$72,000
Undistributed net realized gain	(534,000)
Paid-in capital	462,000

At May 31, 2005, the cost of investments for federal income tax purposes was $431,725,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.80% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2008. Pursuant to this agreement, at May 31, 2005, management fees waived in the amount of $903,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $124,000 for Price Associates, $147,000 for T. Rowe Price Services, Inc., and $625,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at year end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $1,154,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $67,809,000 and $44,706,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Income Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $142,000 of management fees permanently waived pursuant to this agreement. During the year ended May 31, 2005, purchases and sales of High Yield Fund were $2,829,000 and $18,048,000, respectively. Realized gains during the period were $782,000, and investment income during the year was $2,202,000. At May 31, 2005 and May 31, 2004, the value of shares of High Yield Fund held were $20,981,000 and $36,456,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and Shareholders of T. Rowe Price Personal Strategy Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Income Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
LLP Baltimore, Maryland
July 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

•  $1,403,000 from short-term capital gains,

•  $89,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $2,800,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,062,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was at or above the median of comparable funds. The information also indicated that the fund’s expense ratio was above the median of certain groups of comparable funds, but below the median of other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected *	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
2001	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm; Chairman, President, and Chief Executive
1994	Officer, The Haven Group, a custom manufacturer of modular
homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
1994	to present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and
Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
2001	Director, AMLI Residential Properties Trust

*	Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
**	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Investment Services Limited and
1997	T. Rowe Price International, Inc.
[44]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1994	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

*	Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Personal Strategy	Group, Inc., and T. Rowe Price Trust Company
Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Personal Strategy	T. Rowe Price; Vice President, T. Rowe Price
Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Personal Strategy Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Personal Strategy Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price; Vice
Vice President, Personal Strategy Funds	President, T. Rowe Price Group, Inc.

Raymond A. Mills, PhD, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price International, Inc.

Edmund M. Notzon III, PhD, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Personal Strategy	Group, Inc.
Funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice
Vice President, Personal Strategy Funds	President T. Rowe Price and T. Rowe Price Group,
Inc., Director and Vice President, T. Rowe Price
Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.
Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,513	$7,120
Audit-Related Fees	853	721
Tax Fees	2,076	1,986
All Other Fees	307	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005